UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report
September 29, 2005
(Date of earliest event reported)
Callon Petroleum Company
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-14039 (Commission File Number)	64-0844345 (I.R.S. Employer Identification Number)
200 North Canal St.
Natchez, Mississippi 39120
(Address of principal executive offices, including zip code)
(601) 442-1601
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 — Regulation FD
Item 7.01. Regulation FD Disclosure
     The following information, including the press releases attached as exhibit 99.1, is being furnished pursuant to Item 7.01 “Regulation FD Disclosure,” not filed, for purposes of Section 18 of the Exchange Act. This information shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
     On September 29, 2005, Callon Petroleum Company issued the press release attached as Exhibit 99.1 announcing information with respect to damages from Hurricane Rita upon its principle production facilities in the Gulf of Mexico.
Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits
     (c) Exhibits

Exhibit Number	Title of Document
99.1	Press release dated September 29, 2005 providing information with respect to damages from Hurricane Rita upon its principle production facilities in the Gulf of Mexico.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Callon Petroleum Company
September 30, 2005	By:	/s/ Fred L. Callon
Fred L. Callon
President and Chief Executive Officer

Exhibit Index

Exhibit Number	Title of Document
99.1	Press release dated September 29, 2005 providing information with respect to damages from Hurricane Rita upon its principle production facilities in the Gulf of Mexico.